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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 18, 1997
                        (DATE OF EARLIEST EVENT REPORTED)



                                DBT ONLINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         PENNSYLVANIA                             0-9111                    85-0439411
   (STATE OR OTHER JURISDICTION OF             (COMMISSION                (IRS EMPLOYER
     INCORPORATION OR ORGANIZATION)            FILE NUMBER)            IDENTIFICATION NO.)

   5550 W. FLAMINGO ROAD, SUITE B-5
   LAS VEGAS, NEVADA                                                           89103
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)



                                 (702) 257-1112
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On February 18, 1997, the Registrant dismissed Ernst & Young LLP as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for several years, and selected Deloitte & Touche LLP to replace Ernst & Young LLP in this role. The decision to change the Registrant's accountants and auditors was approved by the Audit Committee of the Board of Directors.

         During the most recent two fiscal years ended June 30, 1996 and the subsequent period through February 18, 1997, the date on which Ernst & Young LLP was dismissed as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and Ernst & Young LLP on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused them to make reference in connection with their reports to the subject matter of the disagreement. In addition, Ernst & Young LLP's reports on the Registrant's financial statements for the most recent two fiscal years contained no adverse opinions or disclaimers of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant has provided Ernst & Young LLP with a copy of the disclosures contained in this Form 8-K, and has requested that Ernst & Young LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

         (b) On February 18, 1997, the Registrant appointed the accounting firm of Deloitte & Touche LLP as the Registrant's independent public accountants and auditors, effective immediately.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DBT ONLINE, INC.



                                           By:  /s/Timothy Leonard
                                                -------------------------------
                                                Timothy Leonard
                                                Chief Financial Officer


Dated:  February 18, 1997